NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 395-3707
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS SEPTEMBER RESULTS

MAYFIELD VILLAGE, OHIO -- October 13, 2023 -- The Progressive Corporation (NYSE:PGR) today reported the following results for September 2023 and the third quarter of 2023:

	September			Quarter
(millions, except per share amounts and ratios; unaudited)	2023	2022	Change	2023	2022	Change
Net premiums written	$4,899.5	$4,007.3	22%	$15,593.8	$13,017.8	20%
Net premiums earned	$4,649.3	$3,869.5	20%	$14,894.3	$12,398.9	20%
Net income (loss)	$369.3	$(684.4)	(154)%	$1,121.3	$124.1	NM
Per share available to common shareholders	$0.62	$(1.17)	(153)%	$1.89	$0.20	NM
Total pretax net realized gains (losses) on securities	$(159.1)	$(351.0)	(55)%	$(149.0)	$(216.4)	(31)%
Combined ratio	89.7	116.2	(26.5) pts.	92.4	99.2	(6.8) pts.
Average equivalent common shares	587.6	584.6	1%	587.5	587.1	0%
NM = Not Meaningful

	September
(thousands; unaudited)	2023	2022	Change
Policies in Force
Personal Lines
Agency – auto	8,363.3	7,600.3	10%
Direct – auto	11,154.3	9,823.8	14%
Total personal auto	19,517.6	17,424.1	12%
Total special lines	5,956.2	5,558.0	7%
Total Personal Lines	25,473.8	22,982.1	11%
Total Commercial Lines	1,110.3	1,039.8	7%
Total Property business	3,025.2	2,835.5	7%
Companywide Total	29,609.3	26,857.4	10%

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes auto-related liability and physical damage insurance, business-related general liability and property insurance predominantly for small businesses, and workers’ compensation insurance primarily for the transportation industry. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
September 2023
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$4,899.5

Revenues:
Net premiums earned	$4,649.3
Investment income	176.9
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	(21.0)
Net holding period gains (losses) on securities	(137.3)
Net impairment losses recognized in earnings	(0.8)
Total net realized gains (losses) on securities	(159.1)
Fees and other revenues	69.9
Service revenues	24.5
Total revenues	4,761.5

Expenses:
Losses and loss adjustment expenses	3,408.1
Policy acquisition costs	364.2
Other underwriting expenses	469.3
Investment expenses	1.9
Service expenses	28.9
Interest expense	23.2
Total expenses	4,295.6

Income before income taxes	465.9
Provision for income taxes	96.6
Net income	369.3

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(397.7)
Net unrealized losses on forecasted transactions	0.1
Foreign currency translation adjustment	0
Other comprehensive income (loss)	(397.6)
Total comprehensive income (loss)	$(28.3)

1 For a description of our financial reporting and accounting policies as it applies to information contained throughout this release, see Note 1 to our 2022 audited consolidated financial statements included in our 2022 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
September 2023
(millions)
(unaudited)

	Year-to-Date
	2023	2022	% Change
Net premiums written	$46,420.4	$38,620.9	20

Revenues:
Net premiums earned	$42,891.8	$36,349.7	18
Investment income	1,384.3	868.2	59
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	38.6	430.0	(91)
Net holding period gains (losses) on securities	17.9	(2,262.9)	(101)
Net impairment losses recognized in earnings	(6.8)	(6.5)	5
Total net realized gains (losses) on securities	49.7	(1,839.4)	(103)
Fees and other revenues	656.6	531.9	23
Service revenues	234.9	230.5	2
Total revenues	45,217.3	36,140.9	25

Expenses:
Losses and loss adjustment expenses	34,182.0	28,298.2	21
Policy acquisition costs	3,442.6	2,867.9	20
Other underwriting expenses	4,710.3	4,433.9	6
Investment expenses	18.8	17.4	8
Service expenses	264.6	221.5	19
Interest expense	198.7	180.4	10
Goodwill impairment	0	224.8	(100)
Total expenses	42,817.0	36,244.1	18

Income (loss) before income taxes	2,400.3	(103.2)	NM
Provision for income taxes	485.7	1.7	NM
Net income (loss)	1,914.6	(104.9)	NM

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(241.0)	(3,170.0)	(92)
Net unrealized losses on forecasted transactions	0.4	0.3	33
Foreign currency translation adjustment	0.2	(0.9)	(122)
Other comprehensive income (loss)	(240.4)	(3,170.6)	(92)
Total comprehensive income (loss)	$1,674.2	$(3,275.5)	(151)

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
September 2023
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2023	2022

Net income (loss)	$369.3	$1,914.6	$(104.9)
Less: Preferred share dividends	3.4	27.2	20.1
Net income (loss) available to common shareholders	$365.9	$1,887.4	$(125.0)
Per common share:
Basic	$0.63	$3.23	$(0.21)
Diluted	$0.62	$3.21	$(0.21)

Comprehensive income (loss)	$(28.3)	$1,674.2	$(3,275.5)
Less: Preferred share dividends	3.4	27.2	20.1
Comprehensive income (loss) attributable to common shareholders	$(31.7)	$1,647.0	$(3,295.6)
Per common share:
Diluted	$(0.05)	$2.80	$(5.64)

Average common shares outstanding - Basic	584.8	584.9	584.4
Net effect of dilutive stock-based compensation	2.8	2.6	2.7
Total average equivalent common shares - Diluted	587.6	587.5	587.1

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2023	2022
Fully taxable equivalent (FTE) total return:
Fixed-income securities	(0.6)%	1.6%	(7.6)%
Common stocks	(4.7)%	13.3%	(24.0)%
Total portfolio	(0.8)%	2.1%	(9.0)%

Pretax annualized investment income book yield	3.4%	3.1%	2.2%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
September 2023
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$1,762.5	$2,197.0	$3,959.5	$707.2	$232.7	$4,899.5
% Growth in NPW	21%	28%	25%	11%	17%	22%
Net Premiums Earned	$1,682.3	$1,978.8	$3,661.1	$779.2	$209.1	$4,649.3
% Growth in NPE	22%	25%	23%	8%	15%	20%

GAAP Ratios
Loss/LAE ratio	73.8	74.5	74.2	73.3	53.1	73.1
Expense ratio	18.2	12.7	15.2	19.9	28.5	16.6
Combined ratio	92.0	87.2	89.4	93.2	81.6	89.7
Net catastrophe loss ratio[1]			1.8	0.1	6.8	1.8

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(46.4)
Current accident year						7.4
Calendar year actuarial adjustment	$(37.9)	$(29.9)	$(67.8)	$0.8	$28.0	$(39.0)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(46.4)
All other development						54.0
Total development						$7.6

Calendar year loss/LAE ratio						73.1
Accident year loss/LAE ratio						73.3

1 Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned. During the month, we incurred catastrophe losses related to severe weather throughout the United States.
In September, we recorded a reinsurance recoverable of approximately $21 million, bringing the year-to-date recoverable to approximately $23 million, under our 2023 catastrophe aggregate excess of loss reinsurance program. The catastrophe losses and associated allocated loss adjustment expenses (ALAE) in the Property business exceeded the first layer annual retention thresholds, ranging from $500 million to $575 million, under these agreements. The recoverable had a 9.5 favorable point impact on the Property net catastrophe loss ratio for the month.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
September 2023
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$16,604.4	$19,762.5	$36,366.9	$7,948.2	$2,104.9	$46,420.4
% Growth in NPW	21%	25%	23%	9%	17%	20%
Net Premiums Earned	$15,481.4	$18,259.9	$33,741.3	$7,296.8	$1,852.8	$42,891.8
% Growth in NPE	18%	24%	21%	8%	10%	18%

GAAP Ratios
Loss/LAE ratio	79.0	80.5	79.8	77.8	79.9	79.5
Expense ratio	18.2	15.1	16.5	20.2	29.0	17.7
Combined ratio	97.2	95.6	96.3	98.0	108.9	97.2
Net catastrophe loss ratio[1]			3.1	0.5	36.2	4.0

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(339.6)
Current accident year						(420.7)
Calendar year actuarial adjustment	$(331.1)	$(334.7)	$(665.8)	$(138.1)	$43.6	$(760.3)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(339.6)
All other development						(807.4)
Total development						$(1,147.0)

Calendar year loss/LAE ratio						79.5
Accident year loss/LAE ratio						76.8

1 Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts and common shares repurchased)
(unaudited)

September 2023
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $60,490.6)	$56,591.9
Short-term investments (amortized cost: $1,795.2)	1,795.2
Total available-for-sale securities	58,387.1
Equity securities:
Nonredeemable preferred stocks (cost: $976.9)	868.9
Common equities (cost: $662.6)	2,614.5
Total equity securities	3,483.4
Total investments[2,3]	61,870.5
Net premiums receivable	12,408.0
Reinsurance recoverables (including $4,941.2 on unpaid loss and LAE reserves)	5,331.2
Deferred acquisition costs	1,732.1
Other assets	4,310.8
Total assets	$85,652.6

Unearned premiums	$20,761.7
Loss and loss adjustment expense reserves	33,577.3
Other liabilities[2]	7,030.7
Debt	6,887.6
Total liabilities	68,257.3
Shareholders’ equity	17,395.3
Total liabilities and shareholders’ equity	$85,652.6

Common shares outstanding	585.0
Common shares repurchased - actual	56,408
Average cost per common share	$139.96
Book value per common share	$28.89
Trailing 12-month return on average common shareholders’ equity
Net income	16.8%
Comprehensive income	17.4%
Net unrealized pretax gains (losses) on fixed-maturity securities	$(3,842.6)
Increase (decrease) from August 2023	$(503.4)
Increase (decrease) from December 2022	$(305.0)
Debt-to-total capital ratio	28.4%
Fixed-income portfolio duration	2.9
Weighted average credit quality	AA- .
1 As of September 30, 2023, we held certain hybrid securities and recognized a change in fair value of $56.1 million as a realized loss during the period we held these securities.
2 At September 30, 2023, we had $167.3 million of net unsettled security transactions classified in “other liabilities.”
3 Includes $4.1 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.

Monthly Commentary
•The Company has no additional commentary regarding September’s results.
Events
Our third quarter Investor Relations conference call is currently scheduled to be held on Wednesday, November 1, 2023, at 9:30 a.m. eastern time. This quarterly call, which will consist of both a conference call and audio-only webcast, is scheduled to last 60 minutes and will consist of a question and answer session with Tricia Griffith, our CEO, and John Sauerland, our CFO. We plan to file our Quarterly Report on Form 10-Q with the SEC on Tuesday, October 31, 2023. If the dates of our events, which are always subject to change, are rescheduled, we will announce the change in a press release as soon as practical and publish it on our investor website. Details regarding access to the teleconference, or any event changes, will be available at: https://investors.progressive.com/events.
We plan to release October results on Friday, November 17, 2023, before the market opens.
About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us however it’s most convenient for them — online at progressive.com, by phone at 1-800-PROGRESSIVE, via the Progressive mobile app, or in-person with a local agent.
Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the second largest auto insurer in the country, a leading seller of commercial auto, motorcycle, and boat insurance, and one of the top 15 homeowners insurance carriers.
Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.
Regulation FD Disclosure Outlets
The Company disseminates information to the public about the Company, its products, services and other matters through various outlets in order to achieve broad, non-exclusionary distribution of information to the public. These outlets include the Company’s website (progressive.com) and its investor relations website (investors.progressive.com). We encourage investors and others to review the information the Company makes public through these outlets, as such information distributed through these outlets may be considered to be material information.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” “goal,” “target,” “anticipate,” “will,” “could,” “likely,” “may,” “should,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are not guarantees of future performance, are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the secure and uninterrupted operation of the systems, facilities and business functions and the operation of various third-party systems that are critical to our business;
•the impacts of a security breach or other attack involving our technology systems or the systems of one or more of our vendors;
•our ability to maintain a recognized and trusted brand and reputation;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•our ability to attract, develop and retain talent and maintain appropriate staffing levels;
•the impact of misconduct or fraudulent acts by employees, agents, and third parties to our business and/or exposure to regulatory assessments;
•the highly competitive nature of property-casualty insurance markets;
•whether we adjust claims accurately;
•compliance with complex and changing laws and regulations;
•litigation challenging our business practices, and those of our competitors and other companies;
•the success of our business strategy and efforts to acquire or develop new products or enter into new areas of business and navigate related risks;
•how intellectual property rights affect our competitiveness and our business operations;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to environmental, social, governance and other public policy matters;
•the elimination of the London Interbank Offered Rate;
•our continued ability to access our cash accounts and/or convert investments into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•limitations on our ability to pay dividends on our common shares under the terms of our outstanding preferred shares;
•our ability to obtain capital when necessary to support our business and potential growth;
•evaluations by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of epidemics, pandemics or other widespread health risks; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2022.

Any forward-looking statements are made only as of the date presented. Except as required by applicable law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

In addition, investors should be aware that accounting principles generally accepted in the United States prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.